UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2026

MICROSOFT CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-37845	91-1144442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of principal executive offices)	(Zip Code)

(425) 882-8080
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00000625 par value per share	MSFT	NASDAQ
3.125% Notes due 2028	MSFT	NASDAQ
2.625% Notes due 2033	MSFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 29, 2026, Microsoft Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC acted as representatives, for the issuance and sale by the Company of $1,000,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2028 (the “2028 Floating Rate Notes”), $2,000,000,000 aggregate principal amount of the Company’s 4.850% Notes due 2028 (the “2028 Notes”), $1,000,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2029 (the “2029 Floating Rate Notes” and together with the 2028 Floating Rate Notes, the “Floating Rate Notes”), $3,250,000,000 aggregate principal amount of the Company’s 5.000% Notes due 2029 (the “2029 Notes”), $3,250,000,000 aggregate principal amount of the Company’s 5.200% Notes due 2031 (the “2031 Notes”), $2,500,000,000 aggregate principal amount of the Company’s 5.350% Notes due 2033 (the “2033 Notes”), $4,000,000,000 aggregate principal amount of the Company’s 5.550% Notes due 2036 (the “2036 Notes”), $2,000,000,000 aggregate principal amount of the Company’s 6.150% Notes due 2046 (the “2046 Notes”), $4,000,000,000 aggregate principal amount of the Company’s 6.250% Notes due 2056 (the “2056 Notes”) and $2,000,000,000 aggregate principal amount of the Company’s 6.350% Notes due 2066 (the “2066 Notes” and, collectively with the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes, the “Fixed Rate Notes” and the Fixed Rate Notes, together with the Floating Rate Notes, the “Notes”).

The Notes have been issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Sixteenth Supplemental Indenture thereto, dated as of November 4, 2026 (the “Supplemental Indenture”), between the Company and the Trustee.

The Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-283760), filed with the Securities and Exchange Commission (the “Commission”) on December 12, 2024, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Commission a prospectus dated December 12, 2024 and a related prospectus supplement dated October 29, 2026 (the “Prospectus Supplement”), which relates to the offer and sale of the Notes.

Interest on the Floating Rate Notes will be payable quarterly in arrears on February 3, May 3, August 3 and November 3 of each year, commencing on February 3, 2027, to holders of record on the preceding January 18, April 18, July 18 and October 18, as the case may be. Interest on the Fixed Rate Notes will be payable semi-annually in arrears on May 3 and November 3 of each year, commencing on May 3, 2027, to holders of record on the preceding April 18 and October 18, as the case may be.

The 2028 Floating Rate Notes will mature on November 3, 2028, the 2028 Notes will mature on November 3, 2028, the 2029 Floating Rate Notes will mature on November 3, 2029, the 2029 Notes will mature on November 3, 2029, the 2031 Notes will mature on November 3, 2031, the 2033 Notes will mature on November 3, 2033, the 2036 Notes will mature on November 3, 2036, the 2046 Notes will mature on November 3, 2046, the 2056 Notes will mature on November 3, 2056 and the 2066 Notes will mature on November 3, 2066.

The Company will have the option to redeem the Fixed Rate Notes in certain circumstances described in the Prospectus Supplement. The Floating Rate Notes will not be redeemable at the Company’s option.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, each of which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.1, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 29, 2026, between Microsoft Corporation and J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives

4.1	Sixteenth Supplemental Indenture, dated as of November 4, 2026, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note representing the Floating Rate Notes due 2028 (included in Exhibit 4.1)

4.3	Form of Global Note representing the 4.850% Notes due 2028 (included in Exhibit 4.1)

4.4	Form of Global Note representing the Floating Rate Notes due 2029 (included in Exhibit 4.1)

4.5	Form of Global Note representing the 5.000% Notes due 2029 (included in Exhibit 4.1)

4.6	Form of Global Note representing the 5.200% Notes due 2031 (included in Exhibit 4.1)

4.7	Form of Global Note representing the 5.350% Notes due 2033 (included in Exhibit 4.1)

4.8	Form of Global Note representing the 5.550% Notes due 2036 (included in Exhibit 4.1)

4.9	Form of Global Note representing the 6.150% Notes due 2046 (included in Exhibit 4.1)

4.10	Form of Global Note representing the 6.250% Notes due 2056 (included in Exhibit 4.1)

4.11	Form of Global Note representing the 6.350% Notes due 2066 (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Brian B. DeFoe, Deputy General Counsel and Corporate Secretary of Microsoft Corporation, as to matters of the law of the State of Washington

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

/s/ Brian B. DeFoe
Date: November 4, 2026	Brian B. DeFoe
Deputy General Counsel and Corporate Secretary